UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2020

Ameritek Ventures, Inc.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-54739	82-2380777
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

401 Ryland Street, Suite #200A, Reno, NV 89502

(Address of principal executive offices)

312-239-3574

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.

Appointment of Shaun Passley as President, CEO, Secretary, Treasurer, and Director

On November 27, 2020, Shareholder’s meeting on appointment of Shaun Passley as President, CEO, Secretary, Treasurer and Director as well as other matters.

 SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERITEK VENTURES

Date: November 10, 2020	By: /s/ Shaun Passley
Shaun Passley
Chief Executive Officer and Sole Director